Exhibit 3.13

THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
LEPERCQ CORPORATE INCOME FUND L.P.

     This THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF LEPERCQ CORPORATE INCOME FUND L.P. (this “Amendment”) is made and entered into on April 19, 2004, but effective as of December 31, 2003, by Lex GP-1 Trust, as general partner.

     A. Lepercq Corporate Income Fund L.P., a Delaware limited partnership (the “Partnership”), is governed by that certain Fifth Amended and Restated Agreement of Limited Partnership, dated effective as of December 31, 1996, as amended by Amendment No. 1 thereto dated as of December 31, 2000, by First Amendment thereto effective as of June 19, 2003 and by Second Amendment thereto effective as of June 30, 2003 (the “Agreement”). Unless otherwise defined, all capitalized terms used herein shall have such meaning ascribed such terms in the Agreement.

     B. Lex GP-1 Trust, a Delaware statutory trust, is the General Partner of the Partnership.

     C. Pursuant to Sections 4.2(A), 12.1, 12.2, 14.1(B)(2) of the Agreement, the General Partner has the power, without the consent of any other Partner to amend the Agreement as may be required to reflect the admission of Partners in accordance with the Agreement.

     NOW, THEREFORE, pursuant to the authority granted to the General Partner in the Agreement, the General Partner amends the agreement as follows:

     1. Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A hereto for the purposes of admitting the 12/31/2003 Limited Partners as Partners of the Partnership with the rights and obligations of Additional Limited Partners.

     2. Miscellaneous. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the General Partner has executed this Amendment on behalf of the Partnership in accordance with the provisions of Sections 4.2(A), 12.1, 12.2 and 14.1(B) of the Agreement as of the date first written above.

GENERAL PARTNER: LEX GP-1 TRUST
By:	/s/ Patrick Carroll
	Name:	Patrick Carroll
	Title:	Executive Vice President

EXHIBIT A

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

General Partner

Lex GP-1 Trust	$100	217387	0.87%	N/A

Limited Partner

Lex LP-1 Trust	$100	21140878	84.28%	N/A

Preferred Limited Partner

Lex LP-1 Trust	$52,645,950	2105838	100% (of Series B)	N/A

Special Limited Partners			0.43%

Douglas S. Altabef	—	6556		N/A

The LCP Group, L.P.	—	28057		N/A

Ellen C. Monk	—	4066		N/A

Terrell R. Peterson Trust dtd. 4/5/90	—	2608		N/A

E. Robert Roskind Family, L.P.	—	41813		N/A

Richard J. Rouse	—	16063		N/A

Edward C. Whiting	—	9001		N/A

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Property Limited Partners

1) Barngiant Livingston[1]			0.25%	March 1, 2004

Edward G. Gilbert	0.5	3902

John Heubel	0.25	1951

Leone Heubel	0.25	1951

Estate of Jacob M. Kirschner	1	7804

Kirschner Brothers Oil Co.	2.5	19510

Alvin E. Levine	1	7804

Estate of Antony E. Monk	0.001	406

Ellen C. Monk	0.001	406

Robert W. Pomerantz	0.5	3902

F/B/O Jeffrey W. Pomerantz (Harry Pomerantz Trust)	0.5	3902

F/B/O Michele P. Kolz (Harry Pomerantz Trust)	0.5	3902

Alex Silverman TTEE	0.5	3902

S. Swarzman	0.125	976

D. Swarzman	0.125	976

J. Swarzman	0.125	975

L. Swarzman	0.125	975

2) Barnhale Modesto			0.11%	February 1, 2006

Roger Brooks		1655

Jeffrey Caspe	115.5	4967

[1]	For purposes of Section 5.1, Property Limited Partners that contributed interests in Barngiant Livingston (except for Kirschner Brothers Oil Co.) shall be entitled to cash distributions of $2,200 annually in 1996 through 2003, and $350 in 2004.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Richard Caspe	77	3311

Richard Jacobson		3311

Dwight L. Long Trust		1655

Albert J. Mintzer, Trustee
Albert J. Mintzer Revocable Trust dtd 3/24/92	38.5	1656

Estate of Thomas S. Nurnberger		1655

Jack Pester	77	3311

Sheldon I. Rips	19.25	1655

Renee G. Rubinow Soskin Trust		1655

William A. Stauffer	19.25	1656

E. Robert Roskind (economic interest only)	20.2	872
Barnes Properties, Inc. (economic interest only)	20.2	871

3) Barnes Rockshire			0.12%	March 1, 2005

Daniel R. Baty	1	3672

Charles W. Coker, Jr.	1	3672

Richard M. Durwood	1.5	5508

William Fromm	1	3672

The Residuary Trust U/W Isadore L. Krischner	0.5	1836

Estate of Antony E. Monk	0.001	4

Ellen C. Monk	0.001	4

Albert Silverman	1	3672

Alex Silverman TTEE	1	3672

R. James Thornton	1	3672

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

4) Barnvyn Bakersfield			0.07%	January 1, 2003

John P. Jennings		6257

Robert Miller	1.47	5485

(William D.) Kimpton Revocable Trust	0.26	978

Jack Brownstein		5181

5) Barnhech Montgomery[2]			0.04%	May 1, 2006

Crestar Bank, Co-Ttee u/a dtd 1/31/86 James A. Linen IV Irrevocable Trust	1	1703

Charles R. Perko	1	1703

Rogers Living Trust, dtd 10/7/97 William A. Rogers III & Shirley Rogers	0.5	852

Herbert G. Roskind, Jr.	0.5	852

Gary Smith	1	1703

Hugh B. Wallis Trust	0.5	852

Jacqueline Gay Gaines		1703

6) Barnward Brownsville			0.10%	November 2, 2004

Aaron David Bear	1	5424

Robert Bole	1	5424

Barry Pidgeon	1	5424

Gerald J. Riddle	1	5424

E. Robert Roskind (economic interest only)	0.26	1428

[2]	For purposes of Section 5.1, Property Limited Partners that contributed interests in Barnhech Montgomery shall be entitled to cash distributions of $490 annually in 1996 through 2005, and $163 in 2006.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Barnes Properties, Inc. (economic interest only)	0.26	1428

Red Butte Limited Partners			5.0%	May 22, 1998

Partners of Barnshore Associates

-E. Robert Roskind Family L.P.		4245

-Ellen C. Monk		2122

-Richard J. Rouse		2123

-Edward C. Whiting		2123

-Steven Boughner		2123

-Peter Kinnunen		1061

-Terrell R. Peterson Trust dtd. 4/5/90		1061

Abbott, Mary I. Family Trust		16921

Babush, R.K.		1811

Baer, Verdilla		33842

Barry, Joanne		8461

Becker, Warren J.		16921

Sharon Bracken, Trustee, Sharon Bracken Marital Trust		33842

Calkins, Windsor & Judy		16921

Cherrington, James S.		16921

Dallas, Robert H. (Sr.)		16921

Danzig, Murray (Alan J. Rubens, escrow agent)		33842

Diversi, Henry L. (Jr.)		10861

Dodds, W. Douglas		16921

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Dye Investment Properties #1		33842

Ebrahimian (Moosa) Family, L.P.		33842

Falconer Family L.P.		33842

Flake, Rodney J. Trust		16921

The Bud and Mary Lou Flocchini Partnership		16921

The Armando J. and Lena Flocchini Family Partnership		16921

Gilbert, Peter G.		5431

Golia, Dominick T.		37236

Harrington, Thomas J.		20315

Healey, Thomas J.		3734

Irvin, Tinesley H.		10862

Jacobs, Randolph		33842

Jenkins, Edward Max Trust		16921

Jones, Billy Ray		5431

Jones, J. Curtis		2716

Kadish, Rosalyn S.		2716

Kenyon Trust		38594

Kornman, Jacob S.		1810

Kotkins, Henry L. (Jr.)		33842

Kotkins, Henry L. (Sr.) TTEE		33842

Kremers, Joseph A.		33842

Krone, Marilyn R. Living Trust		8147

Legum, Steven F.		5431

Manlowe, Donald & Virginia		33842

Maronick, E. Phil		33842

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Martin, Eff W.		3734

Mathews, Glenna C.		16921

Mazo, (Gerald)/Trust		5431

McGonacle, Linda & Jim		16921

Murphy II, Chester M. Trustee		8460

Murphy, Margaret Trustee		8460

Neiman, H.F.		1810

Obernauer, Marne (Jr.)		20315

Obie, Gordon T.		16921

Post, Allen W. (Jr.)		10862

Price, Gerald E.		16921

Rhoad, Estate of Guy C.		37236

Romney, Gloria Lynn & Clark TTEE		20315

Schaefer, Robert A.		5431

Schubach, Robert M.		33842

Schwartz, Richard J.		33842

Sherry, Henry I.		5431

Stephenson, Leroy		33842

Strimatter, Paul L.		8460

Todd, Geils		33842

Weaver, (The) Judith Family LLC		16921

Weaver, Terry M.		16921

Whitmore, George M. (Jr.)		5431

John C. Williams Trustee, Red Butte Creek Trust		2716

Young, Raymond		5431

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

The LCP Group, L.P.		104704

Richard J. Rouse		9302

Expansion Limited Partners

1) Toy Properties Associates II			0.27%	January 15, 1999

Brooks, Bonnie Jo		854

Burnett, Pamela A.		569

Carolyn A. Butler		854

Lee C. Butler		854

Robert C. Dickson		1707

Patricia E. Dupree		1707

Robert L. Dupree		1707

Dr. John M. Gallus		1707

W.C. Gilbert		3414

Robert Hecht		1707

Lawrence N. Johnson		1707

Jennifer Kastelic		569

James R. Keller		1707

Oliver W. Lund		1707

David L. Mitchell		1707

Lawrence E. Mulkerin		1707

Wayne H. Nay		853

James E. Rottsolk		1707

Dr. Allen Ruth		1707

Earl L. Sherron, Jr.		1707

John F. Steiner		1707

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Joseph F. Sutter		1707

WAT Enterprises Limited Partnership (“Thielman”)		1707

Mary Lou Tillay		1707

L. Suzan Watson		569

Zavrski, C . Realty , LLC		1707

O.K.O.W. Investors (Special LP)		3628

(Special LP)

The LCP Group, L.P.		18065

Richard J. Rouse		4696

E. Robert Roskind Family, L.P.		327

Ellen C. Monk		163

Edward C. Whiting		196

Terrell R. Peterson Trust dtd. 4/5/90		131

Peter Kinnunen		131

2) Toy Properties Associates V			0.12%	January 15, 1999

Leonard V. Ackermann, DDS		778

George L. and Donna L. Adams		778

9401 Allied L.P.		778

John R. Bedingfield, Jr., MD		778

Stephen P. Boger, DDS		778

James L. Bridge, Jr.		778

John Richard Burg, MD		778

Eva P. Csathy		778

Archie R. and Nancy H. Dykes		778

George W. Flynn		778

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Gordon G. Fowler		778

Burton J. Iverson		778

Douglas A. Jensen		778

James P. Larkin		778

W. Jack Lovern		778

Miles A. Nelson		778

Terry O. Noble		778

Michael D. O’Leary, DDS		778

Ruth P. Ruben		778

Thomas T. Schattenberg		778

Robert and Kathleen Schlangen		778

Thomas E. and Connie J. Taff		778

Luis W. and Pacita Tam		778

The LCP Group, L.P.		9601

Richard J. Rouse		1958

E. Robert Roskind Family, L.P.		238

Ellen C. Monk		119

Edward C. Whiting		146

Terrell R. Peterson Trust dtd. 4/5/90		97

Peter Kinnunen		97

Francois Letaconnoux		51

3) Fort Street Partners			0.75%	January 15, 2006

Marilyn Anixter Allen		2262

Robert M. Arnold		6855

Fred R. Backer		6855

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Clifford C. Burton		6855

Carole Anixter Cohen		2331

Donald De Pinto, MD		6855

Averell Fisk		2285

Robert Fisk		9140

James Flood		27420

Yvonne Anixter Goddard		2262

John Gosselin		6855

Bruce A. Gregga		6855

David Haley		6855

Guenther P. Koenkow		6855

Leonard and Caroline S. Lorberbaum		13710

Averell H. Mortimer		6855

David Mortimer		6855

Gary W. Rollins		13710

R. Randall Rollins		13710

W. Dieter Tede		6855

C. Joseph Tyree		6855

Stephen P. Glennon		1662

E. Robert Roskind		208

Richard J. Rouse		4023		January 15, 1999

The LCP Group, L.P.		13444		January 15, 1999

     As a result of the merger of the Partnership with Pacific Place Partners Ltd. (“Pacific Place”) on March 10, 1997, the General Partner has authorized the issuance of Partnership Units to all former partners of Pacific Place (the “Pacific Place Limited Partners”) in the amounts specified on Exhibit A-1 attached hereto and made a part hereof. For purposes of applying the terms and conditions of the Partnership Agreement, the Pacific Place Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, each Pacific Place Limited Partners shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Pacific Place Limited Partners. Taxable income shall be specially allocated to the Pacific Place Limited Partners in an amount equal to, but not in excess of, the cash distributed to the Pacific Place Limited Partners; provided, however, that the Pacific Place Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Pacific Place Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Pacific Place Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Pacific Place Limited Partners’ negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on April 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a “Notice Date”), each Pacific Place Limited Partner shall have the right (the “Pacific Place Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Pacific Place Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Pacific Place Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Pacific Place Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Pacific Place Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Pacific Place Limited Partner who is exercising the redemption right (the “Pacific Place Redeeming Partner”). The Pacific Place Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Pacific Place Limited Partner may exercise the redemption rights of such Pacific Place Limited Partner, and such Pacific Place Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Pacific Place Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Pacific Place Limited Partner.

     The Partnership Units held by the Pacific Place Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     The Partnership hereby covenants not to dispose of its interest in those certain properties located at 6 Doughton Rd., New Kingston, Pa., 34 E. Main St., New Kingston, Pa., and 245 Salem Church Rd., Mechanicsburg, Pa., (the “Replacement Property”) prior to March 1, 2002 without the prior consent of the holders of fifty one percent (51%) of the Partnership Units held by Pacific Place Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to dispose of the Replacement Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to April 15, 1999, then the General Partner shall provide prompt written notification to the Pacific Place Limited Partners of such disposition and each such Pacific Place Limited Partner may exercise its Pacific Place Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Pacific Place Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Pacific Place Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Pacific Place Redeeming Partner as a sale of the Pacific Place Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Pacific Place Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Pacific Place Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Pacific Place Limited Partners			1.57%	April 15, 1999

Dr. Stuart D. Aaron		1543

Dr. Kenneth H. Adler		772

Dr. Norman I. Agin		1543

James J. Akers, Trustee u/a dated 12/28/90		771

Phyllis M. Akers, Trust		772

Douglas J. Backman		1543

C. Peter Beler		1543

William C. Butcher		386

Shoppers Village Associates c/o Steven H. Caller		1543

Steven H. Caller		1188

Chappy Partners		72000

Louis G. Chiodini		772

Harry S. Cohen		1543

Robert S. Cohen		1543

Dr. Robert L. Diaz		3085

Marvin J. Dolinka		772

William D. Evans		1543

Elizabeth A. Fendell		772

Dr. Gerald Finerman		1543

Ronald T. Fredette		2314

David Freishtat and Paul Sandler		1157

Dr. & Mrs. Mithlesh Govil		1543

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Marilyn R. Heller Trust		1543

Joe M. Henson		1543

Gloria Hillman		771

Dr. Phillip L. Horowitz		1543

Investment Capital Associates		1619

ICA Pacific Place, Inc.		3373

John C. Isaacs, III Ranch, Ltd.		1543

Sam S. Isaacs Ranch, Ltd.		1542

Marsha Caller Jaffee		1188

Dr. Bernard J. Judis		771

David A. Katz		772

Jay Latterman and Jack Goldsmith		385

Earl M. Latterman		772

Bernard B. Latterman		772

King Laughlin		1687

Stephen P. Lawrence		89300

Martin C. Leibowitz Revocable Trust		98906

Barry Z. Liber		3085

Ronald U. Lurie		772

John McCallum		1620

Richard G. McCauley		1543

Warren G. Moses		1543

Richard Mrad		5399

Dr. Vijayachandra S. Nair		1543

Godfrey P. Padberg		1543

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Pell Holdings		39100

Irving L. Peterson		1543

John Allen Pierce		1687

Dr. Sonja S. Pinsky		1543

Lawrence Raskin		1296

Ernest E. & Mary B. Renaud		1543

Irving Rosenstein		1188

Arthur R. Salomon		2314

David Sandler & Paul Freishtat		386

Dr. Sylvan Sarasohn		1543

Dr. Michael J. Schou		1543

Antonia Shusta		386

Dr. William R. Sloan		1543

Irving Spivak		772

Jeffrey P. Stern		1543

Dr. William Sternfeld		1543

Dr. Norman A. Stokes		771

Marilyn A. Teague Revocable Trust		1543

James M. Tushman		1543

Thomas E. Tushman		771

Dr. & Mrs. Irving Waldman		771

Mr. & Mrs. Neil Wolfson		1543

Andrew S. Wolfson		1543

     As a result of the contribution of the interests in the Phoenix Hotel Associates Limited Partnership (“Phoenix”) on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former partners of Phoenix (the “Phoenix Limited Partners”) electing to contribute all or a portion of their interests to the Partnership. Each Phoenix Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Phoenix Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, each Phoenix Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Phoenix Limited Partners. Pursuant to the General Partners’ authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Phoenix Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Phoenix Limited Partners; provided, however, that the Phoenix Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Phoenix Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Phoenix Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Phoenix Limited Partners’ negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a “Notice Date”), each Phoenix Limited Partner shall have the right (the “Phoenix Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Phoenix Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Phoenix Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Phoenix Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Phoenix Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Phoenix Limited Partner who is exercising the redemption right (the “Phoenix Redeeming Partner”). The Phoenix Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The

Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Phoenix Limited Partner may exercise the redemption rights of such Phoenix Limited Partner, and such Phoenix Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Phoenix Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Phoenix Limited Partner.

     The Partnership Units held by the Phoenix Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     The Partnership hereby covenants not to permit Phoenix to dispose of its interest in those certain properties acquired by Phoenix in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Phoenix and Security Trust Company (the property so acquired, the “Replacement Property”) prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Phoenix Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Phoenix to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Phoenix to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Phoenix Limited Partners of such disposition and each such Phoenix Limited Partner may exercise its Phoenix Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Phoenix of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Phoenix Limited Partners and shall cause LCIF to distribute cash to the Phoenix Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Phoenix Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Phoenix Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Phoenix Redeeming Partner as a sale of the Phoenix Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Phoenix Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Phoenix Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Phoenix Limited Partners	(Class A Units Contributed)		3.56%	January 15, 1999

James Berdell	0.25	12272

Kemp Biddulph Revocable Trust dtd. 5/6/83	0.5	24546

Melissa Thaler Brody		1000

Blair E. Clarkson		250

(Merrill Lynch)

Thomas B. Clarkson		250

John H. Clarkson		250

Robert W. Clarkson as custodian for John Robert Wittman		250

deWilde Family Trust dtd. 6/21/90	0.25	12273

Richard T. Flaute	0.5	24546

Frederick Frank	0.5	24546

Fremar Company	0.1425	6996

Paul Myron Haas Trust	0.5	24546

Jerome L. Heard, M.D.	0.5	24546

Benjamin Jagendorf, M.D.	1	49093

Edward J. Ledder, Trustee	1	49093

Edward J. Ledder Rev. Trust u/a/d 4/6/90

Karl L. Matthies	0.25	12272

Ellen C. Monk		6136

E. Robert Roskind Family, L.P.	0.25	12272

Ann B. Schroeder TTEE	1	49093

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Robert E. & Ann B. Schroder Marital Trust U/A dtd. 1/7/82

Stephanie Seed		8223

William T. Seed		3000

Benjamin N. Simon	0.5	24546

Terri Simon TTEE	0.5	24546

Ellen B. Soref TTEE	0.5	24546

Ellen Barbara Soref Intervivos Trust

Lewis J. Thaler	0.5	22646
	(Class B Units Contributed)

E. Robert Roskind Family, L.P.	7.5	344663

Terrell R. Peterson Trust dtd. 4/5/90	1.6	73528

Third Lero Corp.	1% G.P. interest	33957

     As a result of the contribution of the interests in the Savannah Waterfront Hotel LLC (“Savannah”) on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former members of Savannah (the “Savannah Limited Partners”) electing to contribute all or a portion of their interests to the Partnership. Each Savannah Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Savannah Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, each Savannah Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Savannah Limited Partners. Pursuant to the General Partners’ authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Savannah Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Savannah Limited Partners; provided, however, that the Savannah Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Savannah Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Savannah Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Savannah Limited Partners’ negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a “Notice Date”), each Savannah Limited Partner shall have the right (the “Savannah Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Savannah Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Savannah Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Savannah Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Savannah Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Savannah Limited Partner who is exercising the redemption right (the “Savannah Redeeming Partner”). The Savannah Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Savannah Limited Partner may exercise the redemption rights of such Savannah Limited Partner, and such Savannah Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Savannah Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Savannah Limited Partner.

     The Partnership Units held by the Savannah Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     The Partnership hereby covenants not to permit Savannah to dispose of its interest in those certain properties acquired by Savannah in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Savannah and Security Trust Company (the property so acquired, the “Replacement Property”) prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Savannah Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Savannah to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Savannah to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Savannah Limited Partners of such disposition and each such Savannah Limited Partner may exercise its Savannah Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Savannah of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Savannah Limited Partners and shall cause LCIF to distribute cash to the Savannah Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Savannah Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Savannah Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Savannah Redeeming Partner as a sale of the Savannah Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Savannah Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Savannah Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Savannah Limited Partners	(Units Contributed)		0.99%	January 15, 1999

H. Mitchell Dunn, Jr.	1,100	157447

Elizabeth Dunn Shiftan	125	17891

Eleanor M. Dunn	125	17891

Terrell R. Peterson Trust dtd. 4/5/90	125	17891

David Walsh	275	37361

     As a result of the Partnership having entered into a Contribution Agreement with RBH Ventures, a Washington general partnership on May 8, 1998, pursuant to which the Partnership acquired 51.31% of the net equity value of certain real property located in the city of Anchorage, Alaska, on which is located a commercial building (the “Anchorage Property”) from RBH, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to RBH (the “Anchorage Limited Partner”). The Anchorage Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Anchorage Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, the Anchorage Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Anchorage Limited Partner. Pursuant to the General Partner’s authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Anchorage Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Anchorage Limited Partner; provided, however, that the Anchorage Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Anchorage Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Anchorage Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Anchorage Limited Partner’s negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on July 15, 1999, and on each July 15, October 15, January 15 and April 15 thereafter (each a “Notice Date”), the Anchorage Limited Partner shall have the right (the “Anchorage Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Anchorage Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Anchorage Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Anchorage Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Anchorage Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Anchorage Limited Partner who is exercising the redemption right (the “Anchorage Redeeming Partner”). The Anchorage Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Anchorage Limited Partner may exercise the redemption rights of the Anchorage Limited Partner, and the Anchorage Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Anchorage Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Anchorage Limited Partner.

     The Partnership Units held by the Anchorage Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Anchorage Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Anchorage Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Anchorage Redeeming Partner as a sale of the Anchorage Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Anchorage Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Anchorage Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Anchorage Limited Partner				July 15, 1999
Ronald D. Crockett		97816	0.39%

     As a result of the Partnership having entered into a Contribution Agreement with Trademark Lancaster L.P., a Texas limited partnership (“Trademark Lancaster”) on June 19, 1998, pursuant to which the Partnership acquired from Trademark Lancaster the right, title and interest as a purchaser in the Contract of Sale and Joint Escrow Instructions dated December 16, 1997 between Michaels Stores, Inc. as seller and Trademark Acquisition and Development, Inc. as purchaser (the “Lancaster Contract”), which has as its subject matter all that certain plot, piece, or parcel of land comprising 36.95 acres, together with the buildings and improvements constructed thereon consisting of a one story distribution facility comprising approximately 432,000 square feet (collectively, the “Lancaster California Property”), the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to Trademark Lancaster (the “Trademark Lancaster Limited Partner”). The Trademark Lancaster Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Trademark Lancaster Limited Partner. Pursuant to the General Partner’s authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Trademark Lancaster Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Trademark Lancaster Limited Partner; provided, however, that the Trademark Lancaster Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Trademark Lancaster Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Trademark Lancaster Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Trademark Lancaster Limited Partner’s negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on March 1, 1999, and on each March 1, June 1, September 1, and December 1 thereafter (each a “Notice Date”), the Trademark Lancaster Limited Partner shall have the right (the “Trademark Lancaster Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Trademark Lancaster Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Trademark Lancaster

Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Trademark Lancaster Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Trademark Lancaster Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Trademark Lancaster Limited Partner who is exercising the redemption right (the “Trademark Lancaster Redeeming Partner”). The Trademark Lancaster Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Trademark Lancaster Limited Partner may exercise the redemption rights of the Trademark Lancaster Limited Partner, and the Trademark Lancaster Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Trademark Lancaster Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Trademark Lancaster Limited Partner.

     The Partnership Units held by the Trademark Lancaster Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Trademark Lancaster Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Trademark Lancaster Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Trademark Lancaster Redeeming Partner as a sale of the Trademark Lancaster Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Trademark Lancaster Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Trademark Lancaster Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Trademark Lancaster Limited Partner				March 1, 1999
None			0

Columbia Limited Partners Supplement

     As a result of the Partnership having entered into (i) a Contribution Agreement with Columbia Property Associates, a Maryland limited partnership (“CPA”) on December 31, 1998, pursuant to which the Partnership acquired an estate-for-years interest in a parcel of real property located in Columbia, Maryland (the “Columbia Property”) from CPA, (ii) a Contribution Agreement with The E. Robert Roskind Irrevocable Trust on December 3, 1998 pursuant to which the Partnership acquired a remainder interest in the Columbia Property, (iii) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, (iv) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, and (v) a Contribution Agreement with The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen and Terrell R. Peterson Trust on December 3, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to all former partners of CPA, The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen, Terrell R. Peterson Trust and The E. Robert Roskind Irrevocable Trust (the “Columbia Limited Partners”). The Columbia Limited Partners shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Columbia Limited Partners shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, each Columbia Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution in respect to the first quarter of 1999.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Columbia Limited Partners. Pursuant to the General Partner’s authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Columbia Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Columbia Limited Partners; provided, however, that the Columbia Limited Partners shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Columbia Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner, the Trademark Lancaster Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Columbia Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Columbia Limited Partners’ negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on December 1, 1999, and on each December 1, March 1, June 1 and September 1 thereafter (each a “Notice Date”),

each Columbia Limited Partner shall have the right (the “Columbia Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Columbia Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Columbia Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Columbia Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Columbia Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Columbia Limited Partner who is exercising the redemption right (the “Columbia Redeeming Partner”). The Columbia Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Columbia Limited Partner may exercise the redemption rights of the Columbia Limited Partner, and the Columbia Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Columbia Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Columbia Limited Partner.

     The Partnership Units held by the Columbia Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     The Partnership hereby covenants not to dispose of its interest in the Columbia Property prior to January 1, 2004 except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Columbia Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Columbia Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Columbia Redeeming Partner as a sale of the Columbia Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Columbia Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Columbia Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

Columbia Limited Partners	(Units Contributed)		0.75%	December 1, 1999

The LCP Group, L.P.		86014

James F. Dannhauser		393

E. Robert Roskind Irrevocable Trust		19231

Peter J. Kinnunen		7159

Terrell R. Peterson Trust		1349

Frank Bond	0.5	3866

Rudolph V. Cassani Family Trust	1	7731

Elizabeth Dancy	0.5	3866

David M. Dorsen	0.5	3866

David D. Eash	1	7731

Norma Garman	0.5	3866

Richard E. Gilbreath	1	7731

Lawrence M. Goldberg	1	7731

Kenneth Kolb	0.5	3866

Clyde Locker	0.5	3866

Kazuko Price	0.5	3866

Blaine Smith	1	7731

James R. Snyder	0.5	3866

John J. Stirk	0.5	3866

LPM Limited Partners Supplement

     As a result of the contribution of 9,900 Class B non-voting shares of common stock (the “Stock”) in Leased Properties Management, Inc., a Delaware corporation (“LPM”) on June 23, 2000, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to the former holders of the Stock (the “LPM Limited Partner”). The LPM Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the LPM Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

     For purposes of Section 5.1 of the Partnership Agreement, the LPM Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of LXP in respect of the second quarter of 2000.

     For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the LPM Limited Partner. Pursuant to the General Partner’s authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the LPM Limited Partner in an amount equal to, but not in excess of, all cash distributions to the LPM Limited Partner; provided, however, that the LPM Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the LPM Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Pacific Place Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners, the Anchorage Limited Partner, the Trademark Limited Partners, the Columbia Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to use its best efforts during the five-year period ending June 22, 2005 to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the LPM Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the LPM Limited Partner’s negative capital accounts.

     For purposes of Section 8.4 of the Partnership Agreement, on June 23, 2002, and on each June 23, September 23, December 23 and March 23 thereafter (each a “Notice Date”), the LPM Limited Partner shall have the right (the “LPM Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the LPM Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the LPM Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The LPM Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the LPM Limited Partner) delivered to the General Partner and LXP on a Notice Date by the LPM Limited Partner who is exercising the redemption right (the “LPM Redeeming Partner”). The LPM Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the LPM Limited Partner may exercise the redemption rights of the LPM Limited Partner, and the LPM Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the LPM Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such LPM Limited Partner.

     The Partnership Units held by the LPM Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the LPM Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the LPM Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the LPM Redeeming Partner as a sale of the LPM Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The LPM Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the LPM Limited Partner Redemption Right.

PARTNERS’ CONTRIBUTIONS AND PARTNERSHIP INTERESTS

	Capital	Partnership	Percentage	Redemption
Name and Address of Partner	Contribution	Units	Interest	Exercise Date

LPM Limited Partner				June 23, 2002

The LCP Group, L.P.		83400	0.33%

12/31/03 Limited Partners Supplement

     As a result of the Partnership having entered into a Contribution Agreement with The LCP Group, L.P., the beneficiaries of the Estate of Antony E. Monk listed below, Peter J. Kinnunen, Francois Letaconnoux, Terrell R. Peterson, E. Robert Roskind, Richard J. Rouse and Edward C. Whiting (each a “12/31/2003 Limited Partner”), the General Partner has authorized the issuance of Partnership Units to each 12/31/2003 Limited Partner in the amount specified below. For purposes of applying the terms and conditions of the Agreement, each 12/31/2003 Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners, subject to the terms and conditions of this supplement.

     Notwithstanding Section 5.1.A of the Agreement, each 12/31/2003 Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP in February, 2004.

     Partnership taxable income shall be specially allocated to each 12/31/2003 Limited Partner in an amount equal to, but not in excess of, the cash distributed to each such 12/31/2003 Limited Partner; provided, however, that each such partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement.

     For purposes of Section 8.4 of the Partnership Agreement, beginning on January 15, 2006, and on each January 15, April 15, July 15 and October 15 thereafter (each a “Notice Date”), each 12/31/2003 Limited Partner shall have the right (the “12/31/2003 Limited Partner Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by such 12/31/2003 Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that each 12/31/2003 Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such partner. The 12/31/2003 Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4) delivered to the General Partner and LXP on a Notice Date by the 12/31/2003 Limited Partner who is exercising the redemption right (the “12/31/2003 Redeeming Partner”). The 12/31/2003 Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any 12/31/2003 Limited Partner may exercise the redemption rights of such 12/31/2003 Limited Partner, and such 12/31/2003 Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such 12/31/2003 Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such 12/31/2003 Limited Partner.

     The Partnership Units held by a 12/31/2003 Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

     LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the 12/31/2003 Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date.

     Each of the 12/31/2003 Limited Partners, LXP, the Partnership and the General Partner shall treat the transaction between LXP and each 12/31/2003 Limited Partner as a sale of the 12/31/2003 Redeeming Partner’s Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each 12/31/2003 Limited Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of its Redemption Right.

Partnership
Name and Address of Partner	Units

12/31/2003 Limited Partners	231,763

The LCP Group, L.P.	91,137

Antony Monk Insurance Trust U/A/D 5/13/92, F/B/O Monk Children, Ellen Monk, Trustee	44,762

Trust F/B/O Samantha Monk, U/A 2/28/89, Denis Monk, Trustee	2,704

Trust f/b/o Joanna Monk U/A 2/28/89, Denis Monk, Trustee	2,704

Trust f/b/o Jonathon Monk U/A 2/28/89, Denis Monk, Trustee	2,704

Ellen C. Monk	14,932

Peter J. Kinnunen	11,126

Francois Letaconnoux	4,356

Terrell R. Peterson Trust dtd. 4/5/90	11,126

E. Robert Roskind	17,010

Partnership
Name and Address of Partner	Units

Richard J. Rouse	12,515

Edward C. Whiting	16,687